SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report: (Date of earliest event reported)  August 31, 2004


                                THE BEARD COMPANY
             (Exact name of registrant as specified in its charter)


        Oklahoma                      0-12396                    73-0970298
(State or other jurisdiction        (Commission                 (IRS Employer
     of incorporation)              File Number)             Identification No.)


            Enterprise Plaza
           5600 N. May Avenue
                Suite 320
         Oklahoma City, Oklahoma                                  73112
(Address of principal executive offices)                        (Zip Code)

                                 (405) 842-2333
              (Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]     Written communications pursuant to Rule 425 under the Securities Act
         (17 CFR 230.425)

[  ]     Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act
         (17 CFR 240.14a-12(b))

[  ]     Pre-commencement communications pursuant to Rule 14d-2(b) under the
         Exchange Act (17 CFR 240.14d-2(b))


Information To Be Included in the Report

Item 3.02.  Unregistered Sales of Equity Securities

     On May 31, 2002, The Beard Company, (the "Company") completed the sale of $1,200,000 principal amount of 10% Subordinated Notes due September 30, 2003 (the "10% Notes"). The purchasers of the 10% notes, together with the placement agent, also received warrants to purchase an aggregate of 273,812.5 shares of the Company's common stock at exercise prices (adjusted to reflect subsequent anti-dilution adjustments) ranging from $0.707898 to $0.714095 per share (the "2002 Warrants"). The Company paid the 10% Notes in full on March 26, 2004.

     On July 21, 2004, the Company offered the holders of its 2002 Warrants (the "Warrant Holders") a 30-day window (the "Window") during which they could exercise the 2002 Warrants for $.50 per share. The Window was subsequently extended to September 10, 2004.

     The Company completed a two-for-one stock split effective August 6, 2004 (the "Stock Split"). As a result of the Stock Split, the Warrant Holders had the right to purchase an aggregate of 547,625 shares of the Company's common stock at exercise prices ranging from $0.353949 to $0.3570475 per share. During the Window, the post-Stock Split exercise price was reduced to $0.25 per share.

     During the month of August, certain of the Warrant Holders exercised their 2002 Warrants to purchase an aggregate of 181,875 shares of the Company's common stock (the "Underlying Common Stock"). Neither the 2002 Warrants nor the Underlying Common Stock are registered under the Securities Act of 1933, as amended (the "Securities Act"). The Warrants and the Underlying Common Stock were issued in reliance upon the exemption from registration provided by Section 4(2) of the Securities Act for "transactions by the issuer not involving a public offering," in transactions that fell within the safe harbor provided by Rule 506 of Regulation D of the Securities Act.

     The following table indicates the dates the 2002 Warrants were exercised:

                                                    No. of
                                                    Shares
                            Exercise Date      (Post-Stock Split)
                            -------------      ------------------

                               8/9/04                9,375
                               8/20/04              50,000
                               8/20/04              22,500
                               8/31/04              77,500
                               8/31/04              22,500
                                                   -------
                                Total              181,875
                                                   =======

     On August 31, 2004, the total unregistered sales of the Underlying Common Stock occurring after August 23, 2004, the effective date of the new Form 8-K rules, exceeded 1% of the Company's outstanding shares of common stock, thus triggering the new reporting requirement set forth in Item 3.02 of Form 8-K.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                 THE BEARD COMPANY


                                                 HERB MEE, JR.
                                                 Herb Mee, Jr., President